

MOLECULIN





August 2024
Investor Presentation













Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

MOLECULIN

Core Management Beliefs on Annamycin Positioning:

- Safer and more effective than currently prescribed anthracyclines
- Non-cardiotoxic and avoids cross resistance with dox, Ara-C and Venetoclax
- Fills an unmet need for more than half of AML patients
- Delivers more than double the CR rate of any approved treatment for r/r AML
- Potential uses extend far beyond AML

Approved Therapies are Successful for Only ~40% of AML Patients[1]



Fit?
50%
+
50%
7+3
(or other)
+36%
Ven-Aza
(or other)
+37%
32%
31%
Targeted
+13%
18%
19%
BMT/
Remission
+80%
4%
4%
BMT/
Remission
+80%
8%
@
+80%
58%
Unmet Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%[2]	37%	~21%
All AML benefit[3]	14%	15%	7%
Critical characteristics	Cardiotox; de novo/acquired resistance	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1. Management estimates; 2. Net of relapse, Management estimate, varies depending on study; 3. % of AML population sustaining durable positive outcome via BMT or remission, allowance made for other therapies where appropriate in the percentages shown

MOLECULIN

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable To Date	22	4	**10**	14
Subjects Evaluable Not Dosed Per Protocol	2	0	**1**	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	**71 (53 - 78)**	69.5 (53-78)
Complete Remission (CR)	8 (36%)	2 (50%)	**5 (50%)**	6 (43%)
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	**6 (60%)**	7 (50%)
Partial Response (PR)	2	0	**1**	2
CRc Relapsed To Date	3	0	**3**	3
BMT To Date	2	0	**1**	2

Median CRc Durability = ~7 Months and Climbing

Notes: 1) Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

MOLECULIN

Durability, MRD, Prior Therapies


Days
100
200
300
400
500
Prior Therapy
MRD
1
2
3
4
5
6
7
8
9
1 CR
1 CR
1 CR
0 CR
1 CR
1 CR
2 CR
1 CRi
0 CR
~7 months median durability and climbing
78% MRD negative
7+3
VenAza
Other
Pos
Neg

= Durability of Remission ▶ = Continuing # = Prior Lines of Therapy

(1) Subject relapsed, likely due cessation of treatment due to infection, Continues with F/U

(2) Subject died from pneumonia following infection

1) MB106 data is preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites.

MOLECULIN

MB-106 Response by Genotype and Mutation


TF's or PR
CRc's
89% (n=9) of CRc responses came from subjects with "generally poor prognosis cytogenetics and mutations"
Annamycin appears to be "genotype/mutation agnostic"
0 of 1 Q31 CHRM
2 of 3 Complex Karyotypes
1 of 3 KMT2A
2 of 2 RUNX1/1T1
1 of 1 SF3B1
3 of 3 ASXL1
0 of 0 CD33
1 of 1 FLT3
1 of 1 IDH2
0 of 0 IDH1
0 of 2 TP53
1 of 7 None/Not tested
7 6 5 4 3 2 1 0 1 2 3 4

Note – n=20; Some subjects had multiple mutations or abnormalities, hence totals of treatment failures (TF), partial remissions (PR) or composite complete remissions (CRc) do not equal totals for each response category – TF's/PR's, or CRc's; Data are anecdotal only and not intended to indicate statistical significance. Not all mutations/subjects were tested.

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation

Phase 3 pivotal clinical trial designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia. Targeted to begin recruiting in 1Q2025.

MIRACLE Adaptive Trial Design Based on EoP1B/2 Guidance

- Adaptive 3 arm randomized, double-blind Phase 3 pivotal trial comparing AnnAraC at two different doses to placebo, each in combination with High Dose Ara-C (HiDAC)
- n=75 randomized 1:1:1 between 190 mg/m^2, 230 mg/m^2 and placebo
- FDA review of optimum dose (190 or 230) established by first 75 subjects followed by an additional ~120 subjects randomized 1:1 between optimum dose and placebo, both in combination with HiDAC (total trial: n=~195)
- Endpoints:
  - Primary: CR at 1 month
  - Secondary: durability of remission and OS
- Treatment failures in either arm may cross over after 1 month to SoC (list to be determined; excludes Annamycin)

Planned MIRACLE2 Follow-On Clinical Trial

- n=200 randomized between optimum dose established in initial MIRACLE trial and placebo, each in combination with HiDAC
- Same trial design as used with final 120 subjects in initial MIRACLE trial except enrolling 3rd line patients instead of 2nd line patients
- Targeted to begin after establishing optimum dose in initial MIRACLE trial

The Bar for Approval is Low



Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=123
18%
n=157
36%
n=22
43%
n=14
50%
n=10
HiDAC 1 Mirros Trial
HiDAC 2 Classic I Trial
AnnAraC 3 All-Comers
AnnAraC 3 2nd + 3rd Line
AnnAraC 3 2nd Line

MIRACLE trial is targeting 2nd line subjects; MIRACLE2 is targeting 3rd line subjects

1 – Mirros Trial, 81% 2nd line patients, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

MOLECULIN

Estimated Regulatory Timeline



2024
2025
2026
2027
2028
2029
Enrollment Begins
Recruitment = 40
Interim Data
Breakthrough Designation
Enrollment Ends
Final Data
Accelerated Approval on Primary Endpoint
MIRACLE (2nd line, 3 arm, n=75)
FDA Review
MIRACLE (2nd line, 2 arm, n=120)
The MIRACLE adaptive trial design begins with 3 arms (190 mg, 230 mg, control; 1:1:1; n=75) with interim review to select optimum dose for balance of trial (Optimum Dose vs. control; 1:1; n=120) and for the MIRACLE2 trial
Enrollment Begins
Rolling NDA
MIRACLE2 (3rd line, n=200)
3rd line trial and secondary endpoints (OS, DoR) = label expansion
Milestone
Milestone
Milestone
Milestone
Milestone

MOLECULIN

AnnAraC Should Increase 2nd Line (2L) AML CRs 2-Fold or More


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~13% of 2L AML Patients Expected to Achieve CR
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Esasidenib (Idhifa)[2] (IDH2)
Ivosidenib (Tibsovo) (IDH1)[4]
Olutasidenib (Rezlidhia) (IDH1)[4]
Gemtuzumab (Mylotarg)[2] (CD33)
AnnAraC (Anna+AraC)[3] (2nd Line)
CR[5]
Prevalence Weighted Benefit[6] (CR rate x Eligibility)

MOLECULIN

The Full Annamycin Opportunity

Potential for Significant Upside


13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K

Clinical Validation Potentially Unlocks Exponential Growth Opportunity


41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
Management estimates

*Per management's estimates

MOLECULIN

Potential Asset Value

	Approved			Phase 2 Complete			
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRc	48%	64%	23%/33%	40%	25%	47%	60%
AML Population	50%	50%	15-23%	30%[2]	24%[2]	30%[2]	60%
Revenue[3]	$128M	$2B	~$150M				
Valuation	**$1.5B** **Exit[4]** (Acquisition of Celator, 2016)	**N/A**	**$2B** **Exit[5]** (Acquisition of Agios, 2021)	**~$1.5B** **Market Cap[6]**	**~$1.9B** **Market Cap[6]**	**N/A**	**~$.01B** **Market Cap[6]**

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts; 2. Limited to 2nd Line due to low CRc performance; 3. Jazz and AbbVie revenue per SEC disclosure, Servier revenue per Management estimate based on Agios revenue disclosure for Tibsovo sales and Idhifa royalties; 4. Company press release - https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-and-celator-pharmaceuticals-announce; 5. Company press release - https://servier.com/wp-content/uploads/2022/11/servier-completes-acquisition-agios-oncology-business_PR.pdf; 6. As of April 11, 2024, calculation of Share Price multiplied by Shares Outstanding

Upcoming Milestones

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	Begin contracting with MIRACLE trial sites	2H 2024
	First subject treated in MIRACLE trial	1Q 2025
	Recruitment Update (n=~40)	4Q 2025
	Interim data (n=75) unblinded and Optimum Dose set for MIRACLE trial	Mid 2026
	Begin enrollment of 3rd line subjects in MIRACLE2	2H 2026
	Enrollment ends for 2nd line subjects	2027
	Final data for 2nd line subjects; NDA submission	2028
Annamycin STS Lung Mets	Final MB-107 Data Readout	2025
	Identify Next Phase of Development / Pivotal Program	2025

MiRACLE

Moleculin R/R AML **A**nnAraC **Cl**inical **E**valuation

Phase 3 pivotal clinical trial designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia. Targeted to begin recruiting in 1Q2025.